UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009 (December 17, 2009)

Cypress Sharpridge Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

New York, New York 10022

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (212) 705-0160

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 17, 2009, Cypress Sharpridge Investments, Inc. (the “Company”) filed a Form 8-K that, among other things, announced a cash dividend. The text of that Form 8-K included an inadvertent typographical error that the dividend is payable on January 10, 2010. The correct date on which the dividend is payable is January 27, 2010, as disclosed in the press release issued by the Company on December 17, 2009. The Company is furnishing this amended Form 8-K solely to correct that certain inadvertent typographical error in Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SHARPRIDGE INVESTMENTS, INC.

Date: December 18, 2009	By:	/S/ THOMAS A. ROSENBLOOM
Thomas A. Rosenbloom Secretary